Exhibit 99.1

Armco Metals provides updates on corporate restructure

SAN MATEO, Calif., Dec. 2, 2015 -- Armco Metals Holdings, Inc. ("Armco Metals " or the "Company") (NYSE MKT:AMCO), a distributor of imported metal ores, wood, and barley, and a steel recycler in China, today announced that on November 30, 2015 the Company terminated the operation of its subsidiary Henan Armco & Metawise Trading Co., Ltd. ("Henan Armco") and merged its subsidiary Armco (Lianyungang) Renewable Metals, Inc. ("Renewable Metals") with subsidiary Armco (Lianyungang) Holdings, Inc. (“Lianyungang Armco”) on November 30, 2015.

The purpose of the corporate restructure is to reduce operating costs, increase efficiency of working capital usage, and improve the effectiveness of the Company's overall operation and management. The business of Henan Armco has been transitioned to Company's subsidiary Armco Metals (Shanghai) Holding, Ltd. ("Shanghai Armco"), while Renewable Metals' personnel and business are being consolidated into Lianyungang Armco. With the corporate restructure, the Company decreases its wholly-owned operating subsidiaries in China to three entities from the prior five entities while keeping its business model and scale intact.

Commenting on the restructure, Kexuan Yao, Chairman and CEO of Armco Metals , stated, "Armco Metals has witnessed and experienced the significant changes in the industry and market and is on the endeavor to make business transition in respond to the market changes and emerging business opportunities. The corporate restructure is also one of our efforts and steps of executing our business transition which will enable us better reposition and adapt to our platform business strategy development, in additional to the enhancement of the synergy, efficiency and effectiveness of the Company's overall operation and management."

ABOUT ARMCO METALS HOLDINGS, INC.

Armco Metals Holdings, Inc. is engaged in the sale and distribution of metal ore and non-ferrous metals, wood, and barley throughout China and is in the recycling business in China. Armco Metals' customers include some of the fastest growing steel producing mills and foundries throughout China. Raw materials are acquired from a global group of suppliers located in various countries, including, but not limited to, Brazil, India, Indonesia, Ukraine and the United States. Armco Metals' product lines include ferrous and non-ferrous ore, iron ore, chrome ore, nickel ore, magnesium, copper ore, manganese ore, steel billet, recycled scrap metals, raw wood and barley. For more information about Armco Metals, please visit http://www.armcometals.com.

SAFE HARBOR STATEMENT

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Armco Metals Holdings, Inc., is hereby providing cautionary statements identifying certain important factors that could cause our actual results to differ materially from those projected in forward-looking statements. Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "believes" and "projects") are forward-looking and involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, our expectations regarding the expected benefits of the corporate restructure, the ability to benefit from the changes in the tax laws in the PRC, our net revenues and production related to our scrap metal recycling operations, including our ability to operate the facility efficiently and profitability, the sufficiency of our working capital, pricing and volatile demand for our product lines, the extent of government imposed energy and monetary policy restrictions and resulting blackouts and associated impact on our trading and recycling operations. We caution that investors should not place undue reliance on any forward-looking statements herein. Further, any forward-looking statement speaks only as of the date on which such statement is made. We qualify all of our forward-looking statements in this press release by these cautionary statements including those made in Part I. Item 1A. Risk Factors appearing in our Annual Report on Form 10-K for the year ended December 31, 2014 and our other filings with the Securities and Exchange Commission. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

Contact:

Armco Metals Holdings, Inc.
US Investor Relations Contact
Christina Xiong
Office: 650.212.7620
Email: ir@armcometals.com
Website: www.armcometals.com

China
Ripple Zhang
Office: 86-21-62375286
Email: ripple.zhang@armcometals.com
Website: www.armcometals.com